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EXHIBIT 23.2



                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 11, 1998 appearing in and incorporated by reference in the Annual Report on Form 10-K of Brooktrout Technology, Inc. for the year ended December 31, 1997.

                                       /s/ DELOITTE & TOUCHE LLP
                                       DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 1, 1998












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